                                                                   EXHIBIT 10-CR

                                U.S. $850,000,000

               THIRD AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT


                          Dated as of October 11, 2000

                                      among

                             COLUMBIA ENERGY GROUP,


                                  as Borrower,

                                       and

                            THE LENDERS NAMED HEREIN,


                                   as Lenders,

                                       and

                           SALOMON SMITH BARNEY INC.,


                          as Arranger and Book Manager,

                                       and

                                 CITIBANK, N.A.,


                    as Administrative and Syndication Agent,

                                       and

                          THE CHASE MANHATTAN BANK AND

                           FIRST UNION NATIONAL BANK,
                            as Documentation Agents,

                                       and

                           BANK ONE, N.A., THE BANK OF
  NOVA SCOTIA, PNC BANK, NATIONAL ASSOCIATION, COMMERZBANK AG, NEW YORK BRANCH
                               as Managing Agents
                                       and

          CREDIT AGRICOLE INDOSUEZ AND DEUTSCHE BANK AG NEW YORK BRANCH

                                  as Co-Agents

                           THIRD AMENDED AND RESTATED

                            364-DAY CREDIT AGREEMENT


Dated as of October 11, 2000

                  This THIRD AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT (this "Amendment and Restatement") among COLUMBIA ENERGY GROUP, a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders"), and SALOMON SMITH BARNEY INC., as arranger and book manager ("Arranger and Book Manager"), and CITIBANK, N.A. ("Citibank"), as administrative and syndication agent (the "Agent") for the Lenders, evidences the agreement of the parties as follows:

                  PRELIMINARY STATEMENTS:

                  The Borrower, the Lenders and the Agent have entered into a Second Amended and Restated 364-Day Credit Agreement dated as of March 8, 2000 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment and Restatement have the same meanings as specified in the Credit Agreement.

                  The Borrower and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth and to restate the Credit Agreement in its entirety to read as set forth in the Credit Agreement with the amendments specified below.

Amendments to Credit Agreement. The Credit Agreement, effective as of the date hereof and, subject to the satisfaction of the conditions precedent set forth in
Section 3.02, is hereby amended as follows:

Section 1.01 is hereby amended by amending in full the proviso clause appearing at the end of the definition of "Tangible Net Worth" to read "provided, however, that notwithstanding the foregoing exclusions, (A) regulatory assets recorded on the Consolidated balance sheet of the Borrower and its Subsidiaries, and (B) any acquisition goodwill which may appear on the Consolidated balance sheet of the Borrower and its Subsidiaries resulting from the NiSource Merger shall not be excluded for purposes of determining Tangible Net Worth."

Section 1.01 is hereby amended by (i) deleting the definitions of "Five-Year Credit Agreement," "Five-Year Loan Documents" and "Five-Year Notes," (ii) amending in full certain existing definitions appearing therein as set forth below, and (iii) adding new definitions thereto to read as follows:

                         "Advance" means a Revolving Credit Advance and a Swing
                  Line Advance.

                         "Appropriate Lender" means, at any time, with respect
                  to (a) the Revolving Credit Facility, a Lender that has a Revolving Credit Commitment with respect to such Facility at such time, and (b) the Swing Line Facility, a Swing Line Bank that has a Swing Line Commitment.

                         "Borrowing" means a Revolving Credit Borrowing or a
                  Swing Line Borrowing.

                         "Facility" means the Revolving Credit Facility or the
                  Swing Line Facility.

                           "Information Memorandum" means the information
                  memorandum dated September 2000 used by the Arranger and Book Manager in connection with the syndication of the Revolving Credit Commitments.

                           "Initial Swing Line Bank" means either Citibank or
                  PNC Bank.

                           "Lenders" means the Initial Lenders, the Initial
                  Swing Line Bank and each Person that shall become a Party hereto pursuant to Section 8.07(a), (b) and (c).

                           "NiSource Merger" means a series of mergers, as a
                  result of which the Borrower will become a wholly owned subsidiary of NiSource, Inc., an Indiana corporation ("NiSource"), as contemplated under the terms of the NiSource Merger Agreement.

                           "NiSource Merger Agreement" means a Merger Agreement
                  dated as of February 27, 2000 (as amended, amended and restated or otherwise modified to the date hereof) between the Borrower and NiSource.

                           "Note" means a Revolving Credit Note or a Swing Line
                  Note.

                           "Notice of Swing Line Borrowing" has the meaning
                  specified in Section 2.02(f).

                           "Pro Rata Share" of any amount means, with respect to
                  any Lender or any Swing Line Bank, as the case may be, at any time, the product of such amount times, in the case of a Lender, a fraction the numerator of which is the amount of such Lender's Revolving Credit Commitment at such time and the denominator of which is the aggregate amount of the Revolving Credit Commitments of all Lenders at such time, in the case of a Swing Line Bank, a fraction the numerator of which is the amount of such Swing Line Bank's Swing Line Commitment and the denominator of which is the aggregate amount of the Swing Line Commitments of all Swing Line Banks at such time.

                           "Swing Line Advance" means an advance made by a Swing
                  Line Bank pursuant to Section 2.01(b).

                           "Swing Line Banks" means Citibank, PNC Bank and such
                  other Lenders mutually acceptable to the Borrower and the Agent.

                           "Swing Line Borrowing" means a Borrowing consisting
                  of a Swing Line Advance made by a Swing Line Bank.

                           "Swing Line Commitment" has the meaning specified in
                  Section 2.01(b).

                           "Swing Line Cost of Funds Advance" means a Swing Line
                  Advance which shall bear interest, during such periods as such Swing Line Advance is a Swing Line Cost of Funds Advance, at a rate per annum equal, at all times during each Interest Period for such Swing Line Advance, to the sum of (i) the weighted average cost per annum of funds as reasonably determined by each Swing Line Bank making such Advance plus (ii) the greater of (a) 1.00% per annum or (b) two times the sum of (x) the Applicable Margin then in effect for Eurodollar Rate Advances plus (y) the applicable Margin then in effect for the Facility Fee.

                           "Swing Line Facility" has the meaning specified in
                  Section 2.01(b).

                           "Swing Line Note" means a promissory note of the
                  Borrower payable to the order of a Swing Line Bank, in substantially the form of Exhibit AA hereto, evidencing the Swing Line Advances made by such Swing Line Bank.

                           "Termination Date" means the earlier of (a) October
                  10, 2001 or, if extended pursuant to Section 2.16(a), the date that is 364 days after the Termination Date then in effect, and (b) the date of termination in whole of the Revolving Credit Commitments pursuant to Section 2.03 or 6.01.

                           "Two-Year Credit Agreement" means the Amended and
                  Restated Credit Agreement dated as of October 11, 2000 among the Borrower, the Agent and the lenders named therein.

                           "Two-Year Loan Documents" means the Two-Year Credit
                  Agreement and the Two-Year Notes.

                           "Two-Year Notes" means each of the promissory notes
                  of the Borrower executed pursuant to the Two-Year Credit Agreement.

                           "Unused Revolving Credit Commitment" means, at any
                  time, (a) the aggregate Revolving Credit Commitment at such time, minus (b) the sum, without duplication, of (i) the aggregate principal amount of all Revolving Credit Advances made by all Lenders and outstanding at such time, and (ii) the aggregate principal amount of all Swing Ling Advances outstanding at such time.

The chart contained in the definition of "Applicable Margin" in Section 1.01 is amended in full to read as set forth on Exhibit A hereto.

Section 2.01 is amended by (i) inserting a new section heading "The Advances" in the first line thereof, (ii) inserting "(a)" before the former heading "The Revolving Credit Advances" in the first line thereof, and (iii) adding a new subsection (b) thereto to read as follows:

                           "(b) The Swing Line Advances. Each Swing Line Bank
                  severally agrees, on the terms and conditions hereinafter set forth, to make Swing Line Advances to the Borrower from time to time on any Business Day from the Effective Date until the Termination Date in an aggregate amount which shall not exceed at any time outstanding the amount set opposite such Swing Line Bank's name on the signature pages hereof under the caption "Swing Line Commitments" (such amount being such Swing Line Bank's "Swing Line Commitment"); provided, however, that the aggregate amount of all Swing Line Advances outstanding at any time shall not exceed $127,500,000 (the "Swing Line Facility") and, provided further that no Swing Line Borrowing shall be made if, following the making of such Swing Line Borrowing, either (i) the Unused Revolving Credit Commitments of the Lenders shall be less than the aggregate unpaid principal amount of the Swing Line Advances or (ii) the aggregate amount of the Advances then outstanding would exceed the aggregate amount of the Revolving Credit Commitments of the Lenders. No Swing Line Advance shall be used for the purpose of funding the payment of principal of any other Swing Line Advance. Each Swing Line Borrowing shall be in an amount of $100,000 or an integral multiple of $10,000 in excess thereof and shall be made, at the determination of the Borrower, either (i) as a Base Rate Advance, (ii) as a Swing Line Cost of Funds Advance or (iii) as an Advance bearing interest as the Borrower and the Applicable Swing Line Bank shall otherwise agree. The terms and conditions of the Swing Line Commitment of any Swing Line Bank and the Swing Line Advances made by any such Swing Line Bank (other than terms and conditions relating to the amount of the Swing Line Commitment, interest rate, tenor or term of any such Swing Line Advance) may be modified from the terms and conditions provided herein upon mutual agreement of the Borrower and such Swing Line Bank. Within the limits of the Swing Line Facility and within the limits referred to in this Section 2.01(b), the Borrower may borrow under this
                  Section 2.01(b), repay pursuant to Section 2.04(b) or prepay pursuant to Section 2.09 and reborrow under this Section 2.01(b)."

Section 2.02 is amended by adding a new subsection (f) at the end thereof to read as follows:

                           "(f) Each Swing Line Borrowing shall be made on
                  notice, given not later than 2:00 P.M. (New York City time), or such later time as agreed to by the Borrower and the applicable Swing Line Bank, on the date of the proposed Swing Line Borrowing, by the Borrower to the applicable Swing Line Bank and the Agent. Each such notice of a Swing Line Borrowing (a "Notice of Swing Line Borrowing") shall be by telephone, confirmed immediately in writing, or tested telex or telecopier, specifying therein the requested (i) date of such Swing Line Borrowing, (ii) amount of such Swing Line Borrowing and (iii) maturity of such Swing Line Borrowing (which maturity shall be no later than the tenth day after the requested date of such Borrowing). The applicable Swing Line Bank will make the amount of each Swing Line Advance available to the Agent at the Agent's Account, in same day funds or make such amount available to the Borrower as agreed between such applicable Swing Line Bank and the Borrower. Upon written demand to the Agent (who shall promptly notify each other Lender) by any Swing Line Bank with an outstanding Swing Line Advance, each other Lender shall purchase from such Swing Line Bank, and such Swing Line Bank shall sell and assign to each such other Lender, such other Lender's Pro Rata Share of such outstanding Swing Line Advance as of the date of such demand, by making available for the account of its Applicable Lending Office to the Agent for the account of such Swing Line Bank, by deposit to the Agent's Account, in same day funds, an amount equal to the portion of the outstanding principal amount of such Swing Line Advance to be purchased by such Lender. The Borrower hereby agrees to each such sale and assignment. Each Lender unconditionally agrees to purchase its Pro Rata Share of an outstanding Swing Line Advance on (i) the Business Day on which demand therefor is made by the Swing Line Bank that made such Advance, provided that notice of such demand is given not later than 11:00 A.M. (New York City time) on such Business Day or (ii) the first Business Day next succeeding such demand if notice of such demand is given after such time. Upon any such assignment by a Swing Line Bank to any other Lender of a portion of a Swing Line Advance, such Swing Line Bank represents and warrants to such other Lender that such Swing Line Bank is the legal and beneficial owner of such interest being assigned by it, but makes no other representation or warranty and assumes no responsibility with respect to such Swing Line Advance, the Loan Documents, the Borrower or any of its Subsidiaries. If and to the extent that any Lender shall not have so made the amount of such Swing Line Advance available to the Agent, such Lender agrees to pay to the Agent forthwith on demand such amount together with interest thereon, for each day from the date of demand by such Swing Line Bank until the date such amount is paid to the Agent, at the Federal Funds Rate. If such Lender shall pay to the Agent such amount for the account of such Swing Line Bank on any Business Day, such amount so paid in respect of principal shall constitute a Swing Line Advance made by such Lender on such Business Day for purposes of this Agreement, and the outstanding principal amount of the Swing

                  Line Advance made by such Swing Line Bank shall be reduced by such amount on such Business Day. The obligation of each other Lender to purchase a pro-rata share of any Swing Line Bank's Swing Line Advances is absolute and unconditional notwithstanding the occurrence of any circumstances, including, without limitation, any Event of Default, set-off or deduction by the Borrower or its Subsidiaries."

Section 2.04 is amended by (i) inserting a new section heading "Repayment of Advances" in the first line thereof, (ii) inserting "(a)" before the former heading "Repayment of Revolving Credit Advances" in the first line thereof, and
(iii) adding a new subsection (b) thereto to read as follows:

                           "(b) Repayment of Swing Line Advances. The Borrower
                  shall repay to each Lender that has made a Swing Line Advance the outstanding principal amount of each Swing Line Advance made by each of them (together with interest thereon) on the earlier of the maturity date specified in the applicable Notice of Swing Line Borrowing (which maturity shall be no later than the tenth day after the requested date of such Borrowing) and the Termination Date."

Section 2.07(e) is amended by deleting the figure "33 1/3%" in the second line thereof and substituting "25%" therefor.

Section 2.09 is amended in full to read as follows:

                           "Section 2.09. Prepayments of Advances. Optional. The
                  Borrower may, upon (i) at least three Business Days' notice, in the case of a Eurodollar Rate Advance or CD Rate Advance,
                  (ii) at least one Business Day's notice, in the case of a Base Rate Advance, and (iii) same day notice, in the case of a Swing Line Advance, in each case to the Agent, stating the proposed date and aggregate principal amount of the prepayment, and, if such notice is given, the Borrower shall, prepay the outstanding principal amount of such Advances comprising part of the same Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the principal amount prepaid; provided, however, that (x) each partial prepayment shall be in an aggregate principal amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof (or, in the case of Swing Line Advances, the full amount of any such Swing Line Advance); provided, however, that, following each partial prepayment of any Eurodollar Rate Advance, the remaining outstanding amount of such Advance shall be at least $10,000,000 and (y) in the event of any such prepayment of a Eurodollar Rate Advance or CD Rate Advance other than on the last day of the Interest Period therefor, the Borrower shall be obligated to reimburse the Lenders in respect thereof pursuant to Section 8.04(c).

                           (b) Mandatory. The Borrower shall, on each Business
                  Day, prepay an aggregate principal amount of the Revolving Credit Advances comprising part of the same Borrowings and the Swing Line Advances equal to the amount by which (A) the sum of the aggregate principal amount of (x) the Revolving Credit Advances and (y) the Swing Line Advances then outstanding exceeds (B) the Revolving Credit Facility on such Business Day.

                           (i) Prepayments made pursuant to this subsection (b)
                  shall be, first, applied to prepay Swing Line Advances then outstanding until such Advances are paid in full and, second, applied to prepay Revolving Credit Advances then outstanding comprising part of the same Borrowings until such Advances are paid in full.

                           (ii) All prepayments under this subsection (b) shall
                  be made together with accrued interest to the date of such prepayment on the principal amount prepaid. If any payment required to be made under this Section 2.09(b) on account of Eurodollar Rate Advances or CD Rate Advances would be made other than on the last day of the applicable Interest Period therefor, the Borrower may, in lieu of prepaying such Advance, deposit the amount of such payment in the Cash Collateral Account until the last day of the applicable Interest Period at which time such payment shall be made."

Section 2.16(b) is hereby deleted in its entirety.

Section 3.01(a) is amended by deleting the reference to "December 31, 1998" and substituting "December 31, 1999" therefor.

Section 3.01(h) is amended in full to read as follows:

                           "(h) The Agent shall have received, on or before the
                  Effective Date, the following, each dated such day, in form and substance satisfactory to the Agent and (except for the Revolving Credit Notes and the Swing Line Notes) in sufficient copies for each Lender:

The Revolving Credit Notes to the order of the Lenders and the Swing Line Notes to the order of the Swing Line Banks, respectively."

Section 4.01(e) is amended by (i) deleting the reference to "December 31, 1998" in each place in which it appears and substituting "December 31, 1999" therefor,
(ii) deleting the reference to "September 30, 1999" in each place in which it appears and substituting "June 30, 2000" therefor, and (iii) deleting the word "nine" in the sixth and eighth lines thereof and substituting "six" therefor.

 Section 5.02(b) is amended by adding the following proviso clause after the phrase "the Revolving Credit Commitments)" in the fifth line thereof to read "provided that the foregoing provisions of this Section 5.02(b) shall not be applicable to the NiSource Merger, and further."

Section 6.01(h) is amended by adding the following proviso clause after the word "Borrower" in the last line thereof to read "; provided, however, that the foregoing provisions of this Section 6.01(h) shall not be applicable to the NiSource Merger."

The Commitments are amended in full to read as set forth on Schedule I hereto.

Conditions of Effectiveness. This Amendment and Restatement shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Amendment and Restatement executed by the Borrower and all of the Lenders that have a Commitment greater than $0 on
Schedule I or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment and Restatement, and when the Agent shall have additionally received all of the following documents, each such document (unless otherwise specified) dated the date of receipt thereof by the Agent (unless otherwise specified) and (except for the Revolving Credit Notes and the Swing Line Notes) in sufficient copies for each Lender, in form and substance satisfactory to the Agent (unless otherwise specified):

The new Revolving Credit Notes and the Swing Line Notes issued in connection with this Amendment and Restatement to the order of each of the Lenders that has a Commitment in a different amount from that with respect to the Credit Agreement.

Certified copies of (i) the resolutions of the Board of Directors of the Borrower approving (or authorizing the transactions encompassed by) this Amendment and Restatement and (ii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment and Restatement.

A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment and Restatement and the other documents to be delivered hereunder.

A favorable opinion of LeBoeuf, Lamb, Greene & MacRae, L.L.P., counsel for the Borrower, in substantially the form of Exhibit B hereto.

A favorable opinion of Shearman & Sterling, counsel for the Agent, in form and substance satisfactory to the Agent.

A certificate signed by a duly authorized officer of the Borrower stating that:

The representations and warranties contained in Section 4.01 of the Credit Agreement and in Section 3 hereof are correct on and as of the date of such certificate as though made on and as of such date; and

No event has occurred and is continuing that constitutes a Default.

Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

The execution, delivery and performance by the Borrower of this Amendment and Restatement are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not contravene (i) the Borrower's charter or by-laws or (ii) any law or any contractual restriction binding on or affecting the Borrower, except where such contravention would not be reasonably likely to have a Material Adverse Effect.

No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Borrower of this Amendment and Restatement, except where the Borrower's failure to receive, take or make such authorization, approval, action, notice or filing would not have a Material Adverse Effect.

This Amendment and Restatement has been duly executed and delivered by the Borrower. This Amendment and Restatement is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and general principles of equity.

Reference to and Effect on the Credit Agreement. On and after the effectiveness of this Amendment and Restatement, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and restated by this Amendment and Restatement; provided, however, that the word "hereafter" appearing in the definition of "Material Subsidiaries" in
Section 1.01 shall refer to the period after March 11, 1998. Each Lender on
Schedule I with a Commitment of "$0" shall cease to be a party to the Credit Agreement.

The Credit Agreement, as specifically amended and restated by this Amendment and Restatement, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

The execution, delivery and effectiveness of this Amendment and Restatement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

Costs, Expenses, Etc. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and Restatement and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 8.04 of the Credit Agreement. The Agent agrees to request as promptly as practicable from (a) Lenders whose Revolving Credit Notes or the Swing Line Notes, as the case may be, are being replaced pursuant to this Amendment and Restatement as of the date hereof, and (b) Lenders who shall have ceased to be parties to the Credit Agreement as of the date hereof, the return of their old Revolving Credit Notes or the Swing Line Notes, as the case may be. The Agent agrees to release any new Revolving Credit Note or the Swing Line Notes, as the case may be, payable to a Lender only upon the return of the old Revolving Credit Note or the Swing Line Notes, as the case may be, payable to such Lender.

Execution in Counterparts. This Amendment and Restatement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Restatement by telecopier shall be effective as delivery of an original executed counterpart of this Amendment and Restatement.

Governing Law. This Amendment and Restatement shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                 COLUMBIA ENERGY GROUP

                 By     /s/ Michael W. O'Donnell
                        ------------------------
                        Name: Michael W. O'Donnell
                        Title: Senior Vice President and Chief Financial Officer


                 SALOMON SMITH BARNEY INC.,
                    as Arranger and Book Manager

                 By     /s/ Steven R. Veterin
                        ---------------------
                        Name: Steven R. Veterin
                        Title: Managing Director


                 CITIBANK, N.A.,
                    as Administrative and Syndication Agent

                 By     /s/ Steven M. Baillie
                        ---------------------
                        Name: Steven M. Baillie
                        Title: Attorney in Fact

Lenders

                 CITIBANK, N.A.

                 By     /s/ Steven M. Baillie
                        ---------------------
                        Name: Steven M. Baillie
                        Title: Attorney in Fact

                 Amount of Revolving Credit Commitment
                 $75,000,000.00

                 Amount of Swing-line Commitment
                 $127,500,000.00


                 THE CHASE MANHATTAN BANK

                 By     /s/ Steven Wood
                        ---------------
                        Name:  Steven Wood
                        Title: Vice President

                 Amount of Revolving Credit Commitment
                 $75,000,000.00


                 FIRST UNION NATIONAL BANK

                 By     /s/ Michael J. Kolosowsky
                        -------------------------
                        Name:  Michael J. Kolosowsky
                        Title: Vice President

                 Amount of Revolving Credit Commitment
                 $75,000,000.00


                 THE BANK OF NOVA SCOTIA

                 By     /s/ P. C. B. Ashby
                        ------------------
                        Name:  P. C. B. Ashby
                        Title: Senior Manager Loan Operations

                 Amount of Revolving Credit Commitment
                 $62,500,000.00

                 BANK ONE, NA

                 By     /s/ George R. Schanz
                        --------------------
                        Name:  George R. Schanz
                        Title: First Vice President

                 Amount of Revolving Credit Commitment
                 $62,500,000.00


                 COMMERZBANK AG, NEW YORK BRANCH

                 By     /s/ Timothy Chin
                        ----------------
                        Name:  Timothy Chin
                        Title: Vice President

                 By     /s/ Andrew Kjoller
                        ------------------
                        Name:  Andrew Kjoller
                        Title: Assistant Vice President

                 Amount of Revolving Credit Commitment
                 $62,500,000.00


                 PNC BANK, NATIONAL ASSOCIATION

                 By     /s/ Brian M. Begg
                        -----------------
                        Name:  Brian M. Begg
                        Title: Director

                 Amount of Revolving Credit Commitment
                 $62,500,000.00

                 Amount of Swing-line Commitment
                 $127,500,000.00


                 CREDIT AGRICOLE INDOSUEZ

                 By     /s/ Brian D. Knezeak
                        --------------------
                        Name:  Brian D. Knezeak
                        Title: First Vice President


                  By    /s/ Michael Willis
                        ------------------
                        Name:  Michael Willis
                        Title: Vice President Credit Analysis

                   Amount of Revolving Credit Commitment
                   $50,000,000.00

                   DEUTSCHE BANK AG NEW YORK AND/OR CAYMAN ISLANDS BRANCHES

                   By   /s/ Belinda J. Wheeler
                        ----------------------
                        Name:  Belinda J. Wheeler
                        Title: Vice President

                   By   /s/ Catherine Ruhland
                        ---------------------
                        Name:  Catherine Ruhland
                        Title: Vice President

                    Amount of Revolving Credit Commitment
                    $50,000,000.00


                    ALL FIRST BANK

                    By  /s/ Stefan Hoenicke
                        -------------------
                        Name:  Stefan Hoenicke
                        Title: Vice President

                    Amount of Revolving Credit Commitment
                    $37,500,000.00


                    ARAB BANK, PLC

                    By  /s/ Samer Tamimi
                        ----------------
                        Name:  Samer Tamimi
                        Title: Vice President

                    Amount of Revolving Credit Commitment
                    $37,500,000.00


                    BANCA MONTE DEI PASCHI DI SIENA S.p.A.

                    By  /s/ Giulio Natalicchi
                        ------------------------
                        Name:  Giulio Natalicchi
                        Title: Senior Vice President and General Manager

                    By  /s/ Brian Landy
                        ---------------
                        Name:  Brian Landy
                        Title: Vice President

                    Amount of Revolving Credit Commitment
                    $37,500,000.00

                    BANK OF MONTREAL

                    By  /s/ Ian M. Plester
                        ------------------
                        Name:  Ian M. Plester
                        Title: Director

                    Amount of Revolving Credit Commitment
                    $37,500,000.00


                    NATIONAL CITY BANK

                    By  /s/ William J. Whitley
                        ------------------------
                        Name:  William J. Whitley
                        Title: Senior Vice President

                    Amount of Revolving Credit Commitment
                    $37,500,000.00


                    SUNTRUST BANK

                    By  /s/ Nancy R. Petrash
                        --------------------
                        Name:  Nancy R. Petrash
                        Title: Director Corporate and Investment Banking

                    Amount of Revolving Credit Commitment
                    $37,500,000.00


                    BANK OF TOKYO-MITSUBISHI TRUST COMPANY

                    By  /s/ Nicholas R. Battista
                        ------------------------
                        Name:  Nicholas R. Battista
                        Title: Vice President

                    Amount of Revolving Credit Commitment
                    $28,000,000.00


                    UNION BANK OF CALIFORNIA

                    By  /s/ David M. Musicant
                        ---------------------
                           Name:  David M. Musicant
                           Title: Vice President

                    Amount of Revolving Credit Commitment
                    $22,000,000.00

                                                             SCHEDULE I

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT OF     AMOUNT OF SWING
    NAME OF INITIAL LENDER          DOMESTIC LENDING OFFICE          EURODOLLAR LENDING OFFICE        COMMITMENT    LINE COMMITMENT
------------------------------------------------------------------------------------------------------------------------------------
Citibank, N.A.                    2 Allen Center, 20th Floor        2 Allen Center, 20th Floor      $75,000,000         $127,500,000
                                       1200 Smith Street                 1200 Smith Street
                                       Houston, TX 77002                 Houston, TX 77002
                                         Steve Baillie                     Steve Baillie
                                       Tel: 713-654-2887                 Tel: 713-654-2887
                                       Fax: 713-654-2849                 Fax: 713-654-2849
------------------------------------------------------------------------------------------------------------------------------------
The Chase Manhattan Bank          270 Park Avenue-21st Floor        270 Park Avenue-21st Floor      $75,000,000              $0
                                    New York, NY 10017-2070           New York, NY 10017-2070
                                          Steve Wood                        Steve Wood
                                       Tel: 212-270-7056                 Tel: 212-270-7056
                                       Fax: 212-270-3897                 Fax: 212-270-3897
------------------------------------------------------------------------------------------------------------------------------------
First Union National Bank           One First Union Center            One First Union Center        $75,000,000              $0
                                   301 South College Street          301 South College Street
                                   Charlotte, NC 28288-0735          Charlotte, NC 28288- 0735
                                        Chanue Michael                    Chanue Michael
                                       Tel: 704-715-1195                 Tel: 704-715-1195
                                       Fax: 704-383-7999                 Fax: 704-383-7999
------------------------------------------------------------------------------------------------------------------------------------
The Bank of Nova Scotia             600 Peachtree Street NE           600 Peachtree Street NE       $62,500,000              $0
                                          Suite 2700                        Suite 2700
                                       Atlanta, GA 30308                 Atlanta, GA 30308
                                      Anthony Millington                Anthony Millington
                                       Tel: 404-877-1579                 Tel: 404-877-1579
                                       Fax: 404-888-8998                 Fax: 404-888-8998
------------------------------------------------------------------------------------------------------------------------------------
Bank One, NA                           1 Bank One Plaza                  1 Bank One Plaza           $62,500,000              $0
                                   Mail Stop IL1 Suite 0363          Mail Stop IL1 Suite 0363
                                         Kenneth Bauer                     Kenneth Bauer
                                       Tel: 312-732-6282                 Tel: 312-732-6282
                                       Fax: 312-732-3055                 Fax: 312-732-3055
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


Commerzbank AG,                    2 World Financial Center          2 World Financial Center       $62,500,000              $0
New York Branch                     New York, NY 10281-1050           New York, NY 10281-1050
                                        Barbara Stacks                    Barbara Stacks
                                       Tel: 212-266-7313                 Tel: 212-266-7313
                                       Fax: 212-266-7235                 Fax: 212-266-7235
------------------------------------------------------------------------------------------------------------------------------------
PNC Bank, National Association      1 PNC Plaza, 3rd Floor            1 PNC Plaza, 3rd Floor        $62,500,000         $127,500,000
                                       249 Fifth Avenue                  249 Fifth Avenue
                                   Pittsburgh, PA 15222-2707         Pittsburgh, PA 15222-2707
                                          Brian Begg                        Brian Begg
                                       Tel: 412-762-3440                 Tel: 412-762-3440
                                       Fax: 412-705-3231                 Fax: 412-705-3231
------------------------------------------------------------------------------------------------------------------------------------
Credit Agricole Indosuez         600 Travis Street, Suite 2340     600 Travis Street, Suite 2340    $50,000,000              $0
                                       Houston, TX 77002                 Houston, TX 77002
                                         Brian Knezeak                     Brian Knezeak
                                       Tel: 713-223-7001                 Tel: 713-223-7001
                                       Fax: 713-223-7029                 Fax: 713-223-7029
------------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG New York             31 West 52nd Street               31 West 52nd Street         $50,000,000              $0
and/or Cayman Islands Branches        New York, NY 10019                New York, NY 10019
                                         Joel Makowsky                     Joel Makowsky
                                       Tel: 212-469-7896                 Tel: 212-469-7896
                                       Fax: 212-469-5711                 Fax: 212-469-5711
------------------------------------------------------------------------------------------------------------------------------------
Allfirst Bank                          25 S Charles St.                  25 S Charles St.           $37,500,000              $0
                                      Baltimore, MD 21201               Baltimore, MD 21201
                                        Stefan Hoenicke                   Stefan Hoenicke
                                       Tel: 410-244-4208                 Tel: 410-244-4208
                                       Fax: 410-244-4239                 Fax: 410-244-4239
------------------------------------------------------------------------------------------------------------------------------------
Arab Bank, PLC                    520 Madison Ave., 2nd Floor       520 Madison Ave., 2nd Floor     $37,500,000              $0
                                      New York, NY 10022                New York, NY 10022
                                        John C.Korthuis                   John C.Korthuis
                                       Tel: 212-715-9741                 Tel: 212-715-9741
                                       Fax: 212-593-4632                 Fax: 212-593-4632
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Banca Monte dei Paschi di            55 East 59th Street                55 East 59th Street         $37,500,000              $0
Siena S.p.A.                        New York, NY 10022-1112           New York, NY 10022-1112
                                         Serge Sondak                      Serge Sondak
                                       Tel: 212-891-3600                 Tel: 212-891-3600
                                       Fax: 212-891-6144                 Fax: 212-891-6144
------------------------------------------------------------------------------------------------------------------------------------
Bank of Montreal                     US Corporate Banking              US Corporate Banking         $37,500,000              $0
                                        430 Park Avenue                   430 Park Avenue
                                      New York, NY 10022                New York, NY 10022
                                      Bernard J. Silgardo               Bernard J. Silgardo
                                       Tel: 212-605-1647                 Tel: 212-605-1647
                                       Fax: 212-605-1451                 Fax: 212-605-1451
------------------------------------------------------------------------------------------------------------------------------------
National City Bank                   155 East Broad Street             155 East Broad Street        $37,500,000              $0
                                    Columbus, OH 43251-0033           Columbus, OH 43251-0033
                                        William Whitley                   William Whitley
                                       Tel: 614-463-8543                 Tel: 614-463-8543
                                       Fax: 614-463-6770                 Fax: 614-463-6770
------------------------------------------------------------------------------------------------------------------------------------
SunTrust Bank                    1445 New York Ave, NW 5th Fl.     1445 New York Ave, NW 5th Fl.    $37,500,000              $0
                                  Washington, D.C. 20005-2106       Washington, D.C. 20005-2106
                                         Nancy Petrash                     Nancy Petrash
                                       Tel: 202-879-6432                 Tel: 202-879-6432
                                       Fax: 202-879-6137                 Fax: 202-879-6137
------------------------------------------------------------------------------------------------------------------------------------
Bank of Tokyo-Mitsubishi Trust    1251 Avenue of the Americas       1251 Avenue of the Americas     $28,000,000              $0
Company                             New York, NY 10020-1104           New York, NY 10020-1104
                                        William Rhodes                    William Rhodes
                                       Tel: 212-782-4580                 Tel: 212-782-4580
                                       Fax: 212-782-4979                 Fax: 212-782-4979
------------------------------------------------------------------------------------------------------------------------------------
Union Bank of California             445 S. Figueroa St.,              445 S. Figueroa St.,         $22,000,000              $0
                                          Suite 1500                        Suite 1500
                                     Los Angeles, CA 90071             Los Angeles, CA 90071
                                      David Musicant, VP                David Musicant, VP
                                       Tel: 213-236-5023                 Tel: 213-236-5023
                                       Fax: 213-236-4096                 Fax: 213-236-4096
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Bank of America, N.A.                    MD2-600-06-13                     MD2-600-06-13            $0                       $0
                                6610 Rockledge Drive, 6th Floor   6610 Rockledge Drive, 6th Floor
                                    Bethesda, MD 20817-1876           Bethesda, MD 20817-1876
                                       Lawrence Saunders                 Lawrence Saunders
                                       Tel: 301-571-0704                 Tel: 301-571-0704
                                       Fax: 301-571-0719                 Fax: 301-571-0719
------------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT A


------------------------------------------------------------------------------------------------------------------------------------
                                                 Applicable Margin
                           Applicable Margin            For             Applicable Margin       Applicable        Applicable Margin
    Public Debt Rating             for            Eurodollar Rate          for CD Rate          Margin for       for Utilization Fee
        S&P/Moody's        Base Rate Advances         Advances               Advances           Facility Fee            (25%)
------------------------------------------------------------------------------------------------------------------------------------
Level 1                            0                    .125%                 .255%              .075%                  .250%
  AA-/AA3 or higher
------------------------------------------------------------------------------------------------------------------------------------
Level 2                            0                    .415%                 .540%              .085%                  .250%
  A+/A/A-/A1/A2/A3
------------------------------------------------------------------------------------------------------------------------------------
Level 3                            0                    .525%                 .650%              .100%                  .250%
  BBB+/Baa1
------------------------------------------------------------------------------------------------------------------------------------
Level 4                            0                    .625%                 .750%              .125%                  .250%
  BBB/Baa2
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Level 5                            0                   1.025%                 .850%              .225%                  .250%
  BBB-/Baa3 or lower
------------------------------------------------------------------------------------------------------------------------------------


                                                            EXHIBIT AA - FORM OF
                                                                      SWING LINE
                                                                 PROMISSORY NOTE

U.S.$_______________       Dated:  -----_________, ____

                  FOR VALUE RECEIVED, the undersigned, Columbia Energy Group, a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of _________________________ (the "Lender") for the account of its Applicable Lending Office on the earlier of the maturity date for any Swing Line Advance or the Termination Date (each as defined in the Credit Agreement referred to below) the principal sum of U.S.$[amount of the Lender's Swing Line Commitment in figures] or, if less, the aggregate principal amount of the Swing Line Advances made by the Lender to the Borrower pursuant to the Third Amended and Restated 364-Day Credit Agreement dated as of October 11, 2000 among the Borrower, the Lender and certain other lenders parties thereto, and Citibank, N.A., as Agent for the Lender and such other lenders (as amended or modified from time to time, the "Credit Agreement"; the terms defined therein being used herein as therein defined) outstanding on the earlier of such maturity date or the Termination Date as the case may be.

                  The Borrower promises to pay interest on the unpaid principal amount of each Swing Line Advance from the date of such Swing Line Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

                  Both principal and interest are payable in lawful money of the United States of America to Citibank, N.A., as Agent, at 2 Penn's Way, Suite 200, New Castle, DE 19720, Attn: Pia Saenganan, in same day funds. Each Swing Line Advance owing to the Lender by the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Promissory Note.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

This Promissory Note is one of the Swing Line Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of Swing Line Advances by the Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Swing Line Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

                  The Borrower hereby waives presentment, demand, protest and notice of any kind except as is expressly set forth in the Credit Agreement. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

COLUMBIA ENERGY GROUP
By:  ________________________________
Title:
                       ADVANCES AND PAYMENTS OF PRINCIPAL


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                                                                 AMOUNT OF
      DATE             AMOUNT OF           MATURITY           PRINCIPAL PAID          UNPAID PRINCIPAL              NOTATION
                        ADVANCE              DATE               OR PREPAID                 BALANCE                  MADE BY
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
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

-----------------------------------------------------------------------------------------------------------------------------------
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